SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  May 22, 2002 (May 16, 2002)





                                  CRIIMI MAE INC.
            (Exact name of registrant as specified in its charter)

        Maryland                      1-10360                 52-1622022
(State or other jurisdiction        (Commission           (I.R.S. Employer
     of incorporation)              File Number)         Identification No.)



                               11200 Rockville Pike
                           Rockville, Maryland  20852
  (Address of principal executive offices, including zip code, of Registrant)

                                  (301) 816-2300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

     Attached as exhibits to this Current Report on Form 8-K are (1) a press release issued by CRIIMI MAE Inc. (the "Company") on May 16, 2002 announcing the Board of Directors' decision to defer the payment of second quarter dividends on the Company's Series B Cumulative Convertible Preferred Stock, Series F Redeemable Cumulative Dividend Preferred Stock and Series G Redeemable Cumulative Dividend Preferred Stock and (2) a press release issued by the Company on May 20, 2002 announcing the Board of Directors' decision to retain the investment banking firm of Friedman, Billings, Ramsey & Co., Inc. to assist the Board with an evaluation of strategic alternatives designed to maximize
shareholder   value.   Each  of  the  above  referenced   documents  is  hereby
incorporated by reference herein.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

99.1     Press Release issued by CRIIMI MAE Inc. on May 16, 2002.
99.2     Press Release issued by CRIIMI MAE Inc. on May 20, 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: May 22, 2002                   /s/ William B. Dockser
-------------------                   -----------------------------------------
                                      William B. Dockser, Chairman of the Board





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                                  EXHIBIT INDEX

Exhibit
No.                                   Description
----------------------------------------------------------------------------

*99.1    Press Release dated May 16, 2002.
*99.2    Press Release dated May 20, 2002.


*Filed herewith